UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

VIROPHARMA INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIROPHARMA INCORPORATED

397 Eagleview Boulevard

Exton, Pennsylvania 19341

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2005

To Our Stockholders:

Our annual stockholders’ meeting will be held on Friday, May 20, 2005 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania for the following purposes:

1.	To elect one (1) director to Class III of our board of directors. The director elected by the stockholders will serve for a three-year term and until the election and qualification of his successor.

2.	To approve the adoption of our 2005 Stock Option and Restricted Share Plan.

3.	To transact any other business that may properly arise at the meeting.

Any action may be taken on these matters at the annual meeting, or on the date to which the annual meeting may be adjourned. Our board of directors has chosen April 1, 2005 as the record date for determining the stockholders who will be entitled to receive notice of our annual meeting and to vote at that meeting. We will maintain a complete list of our stockholders entitled to vote at the annual meeting at our headquarters, located at 397 Eagleview Boulevard, Exton, Pennsylvania, for ten days before the annual meeting. If we have to adjourn the meeting, then we will take action on the items described above on the date to which the meeting is adjourned.

The proxy statement included with this notice discusses each of our proposals to be considered at the annual meeting. We also have included a copy of our annual report to stockholders for the year ended December 31, 2004 for your review.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible so that we can count your vote. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote.

By order of the board of directors,

Thomas F. Doyle

Vice President, General Counsel and Secretary

April 10, 2005

Exton, Pennsylvania

VIROPHARMA INCORPORATED

397 Eagleview Boulevard

Exton, Pennsylvania 19341

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2005

We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at our 2005 annual meeting of stockholders. The annual meeting will be held on May 20, 2005 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania. We began mailing this proxy statement and the proxy card on or about April 15, 2005. We have also included our annual report for the year ended December 31, 2004 for your review. The annual report is not part of this proxy statement.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of a director and the approval of the adoption of our 2005 Stock Option and Restricted Share Plan.

Who is entitled to vote at the annual meeting?

Only our stockholders of record at the close of business on April 1, 2005 are entitled to receive notice of our annual meeting and to vote at the meeting. On March 25, 2005 we had 27,885,018 shares of our common stock outstanding. Each common stockholder that is entitled to vote will have the right to one vote for each share of common stock outstanding in such stockholder’s name on the record date.

Do I have to attend the meeting in order to vote?

No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, you may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card.

By Telephone—You may submit your proxy from any location in the United Sates or Canada by following the “Vote by Telephone” instructions on the proxy card.

By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, pre-addressed envelope. If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “for,” or to “withhold” your authority to vote your shares for, the nominee for the board of directors. The proxy card also provides spaces for you to vote “for” or “against” or “abstain” from voting in connection with our proposal to adopt the 2005 Stock Option and Restricted Share Plan. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted by the management proxies set forth on the proxy card in the manner recommended by our board of directors in this proxy statement.

What if my shares are held in “street name?”

If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from you. For example, we believe that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. A failure by brokers to vote those shares will have no effect on the outcome of the election of the director, as the directors are to be elected by a plurality of the votes cast. However, brokers are not entitled to vote those shares on the proposal to approve the adoption of the 2005 Stock Option and Restricted Share Plan.

How many shares entitled to vote must be present to conduct business at the annual meeting?

A majority of the common stock outstanding and entitled to vote at the annual meeting must be present in person or by proxy, in order to have a quorum at the meeting. If a quorum is present, we will be able to conduct business at the meeting.

What are the recommendations of our board of directors?

The recommendation of our board of directors is set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•	FOR election of the nominated Class III director (see Proposal 1); and

•	FOR approval of the adoption of our 2005 Stock Option and Restricted Share Plan (see Proposal 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “withhold” with respect to the election of the Class III director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum. As a result, the director nominee receiving the highest number of votes will be elected to our board of directors.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the adoption of our 2005 Stock Option and Restricted Share Plan is required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal but will be counted for purposes of determining whether a quorum is present.

Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote “against” the particular matter.

Can I change my vote after I return the proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by sending a written revocation or granting a new proxy bearing a later date (which automatically revokes the earlier proxy) before the annual meeting to Thomas F. Doyle, our corporate secretary, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

How can I get additional information about the company?

We will be happy to provide you (without charge) with a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2004 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Please address your requests for such documents to Thomas F. Doyle, Vice President, General Counsel and Secretary of ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania 19341, telephone number (610) 458-7300.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 25, 2005, except as otherwise indicated in the relevant footnote, by (1) each person or group that we know beneficially owns more than 5% of our common stock, (2) each of our directors and the director nominee, (3) our Chief Executive Officer, and our four most highly compensated executive officers other than our Chief Executive Officer for the fiscal year ended December 31, 2004, collectively referred to in this proxy statement as the “named executive officers,” and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania 19341.

The percentages of beneficial ownership shown below are based on 27,885,018 shares of our common stock outstanding as of March 25, 2005, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the exercise of stock options or conversion of secured senior convertible notes within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

The beneficial ownership rules described above that drive this ownership table can be confusing, because all of the shares that are “beneficially owned” by a particular holder may not actually be issued and outstanding. For example, if an investor owns $10,000,000 in the aggregate principal amount of our secured senior convertible notes due October 2009 (the “Notes”), and 25,000 shares common stock, its total “beneficial ownership” would be determined as follows. The Notes have a conversion price of $2.50 per share, so the Notes held by this investor are convertible into 4,000,000 shares of our common stock. These shares would be deemed “beneficially owned” by it, even though the shares have not been issued. As a result, while this investor actually owns only 25,000 shares, it would be deemed to “beneficially own” a total of 4,025,000 shares of our common stock. In calculating the percentage ownership for this investor, its “beneficial ownership” of the 4,000,000 shares issuable upon conversation of the Notes is added to the 27,885,018 shares of our common stock outstanding as of March 25, 2005. This investor would be deemed to have a 12.6% beneficial ownership position, which results from dividing its total beneficial ownership of 4,025,000 shares by the sum of (a) the 27,885,018 shares of common stock outstanding at March 25, 2005, plus (b) the 4,000,000 shares issuable upon conversion of the Notes.

Beneficial Owner	# of Shares Beneficially Owned	% of Shares Beneficially Owned
5% Stockholders
Felix J. and Julian C. Baker(1)	6,070,111	17.9
Sanofi-Aventis(2)	3,366,000	12.1
Highbridge International LLC(3)	2,939,228	9.5
Kings Road Investments Ltd.(4)	2,520,000	8.3
Versant Capital Management LLC(5)	2,500,000	9.0
Mazama Capital Management, Inc.(6)	1,839,622	6.6
Gaia Offshore Master Fund, Ltd(7)	1,920,000	6.4
Duquesne Capital Management(8)	1,920,000	6.4
Disciplined Growth Investors, Inc.(9)	1,778,775	6.4
Atticus Capital, LLC(10)	1,670,946	6.0

Directors and Executive Officers(11)
Michel de Rosen	793,400	2.8
Thomas F. Doyle	251,181	*
Vincent J. Milano	233,442	*
Mark McKinlay (12)	140,000	*
Frank Baldino, Jr., Ph.D.	122,334	*
Robert J. Glaser	78,860	*
Colin Broom, M.D.	47,469	*
Paul A. Brooke	40,000	*
William D. Claypool	15,000	*
Michael R. Dougherty	15,000	*
All directors and executive officers as a group (11 persons)	1,800,866	6.21%

*	Represents less than 1% of the outstanding shares of our common stock.
(1)	Based on information provided to us on behalf Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Biotech Fund I, L.P., Baker Biotech Fund II, L.P., Baker Biotech Fund II (Z), L.P., Baker Biotech Fund III, L.P., Baker Biotech Fund III (Z), L.P., 14159, L.P. and Messrs. Felix J. and Julian C. Baker (“Baker Brothers Investments”), each with an address at 667 Madison Avenue, New York, NY 10021. This information includes 6,070,111 shares of common stock, consisting of 5,620,000 shares issuable upon conversion of $14,050,000 in aggregate principal amount of the Notes, 440,000 shares issuable upon conversion of an additional $1,100,000 in aggregate principal amount of additional Notes issuable pursuant to an over-allotment option granted in connection with the original issuance of the Notes (“Overallotment Option”), and 10,111 shares of issued common stock, that are held by Baker Brothers Investments. Felix J. and Julian C. Baker are Managing Members of the investment advisors of each of the entities listed above and share voting and dispositive power with respect to the shares held by each such entity and disclaim beneficial ownership of such shares in which they have no pecuniary interest.
(2)

As reflected in a Schedule 13G/A dated February 8, 2005 filed on behalf of Sanofi-Aventis, a corporation organized under the laws of France (174 avenue de France, 75013 Paris, France), Aventis Pharmaceuticals Inc., a Delaware corporation (300 Somerset Corporate Boulevard, Bridgewater, New Jersey 08807), Aventis Holdings Inc., a Delaware corporation (3711 Kennett Pike, Suite 200 Greenville, Delaware 19801) and Aventis Inc., a Pennsylvania corporation (300 Somerset Corporate Boulevard, Bridgewater, New Jersey 08807). In the Schedule 13G/A, Sanofi-Aventis reports beneficial ownership of 3,366,000 shares and the sole voting and dispositive power over such shares. Each of Aventis Pharmaceuticals Inc., Aventis Holdings

Inc. and Aventis Inc. reports beneficial ownership of 2,616,0000 shares and the sole voting and dispositive power over such shares.
(3)	As reflected in a Schedule 13G dated February 8, 2005 filed on behalf of Highbridge International LLC, a Cayman Islands company (The Cayman Corporate Centre, 4th Floor, 27 Hospital Road, George Town, Grand Cayman, Cayman Islands, British West Indies); Highbridge Capital Corporation, a Cayman Islands company (The Cayman Corporate Centre, 4th Floor, 27 Hospital Road, George Town, Grand Cayman, Cayman Islands, British West Indies); and Highbridge Capital Management, LLC, a Delaware company, Mr. Glenn Dubin and Mr. Henry Swieca (each with an address c/o Highbridge Capital Management, LLC, 9 West 57th Street, 27th Floor, New York, New York 10019). Each of the foregoing entities and persons report that they may be deemed to be the beneficial owner of 4,400,000 shares of Common Stock currently issuable to Highbridge International LLC upon the conversion of $11,000,000 in the aggregate principal amount of the Notes. The number of shares of common stock into which these Notes are convertible is subject to an agreement with us that limits such conversion to a number of shares that will not exceed 9.99% of our total issued and outstanding shares of common stock (the “Ownership Limitation”). Therefore, in accordance with the Ownership Limitation, each such entity or person may be deemed the beneficial owner of 2,939,228 shares of Common Stock and reports shared voting and dispositive power over such shares. Based on information available to us, we believe that this reporting person also has the right to acquire an additional $2,200,000 in aggregate principal amount of the Notes pursuant to the Overallotment Option. Subject to the Ownership Limitation, the Notes issued upon exercise of the Overallotment Option may be convertible by the holder into an additional 880,000 shares of our common stock. The beneficial ownership of this reporting person includes these additional shares.
(4)	As reflected in a Schedule 13G dated January 31, 2005 filed on behalf of Kings Road Investments Ltd. (“KRIL”), Polygon Global Opportunities Master Fund (the “Master Fund”) and Polygon Investments Ltd. (the “Manager”), each Cayman Islands companies with an address c/o Polygon Investment Partners LLP, 10 Duke of York Square, London SW3 4LY, United Kingdom; Polygon Investment Management Ltd. (“PIML”) and Polygon Investment Partners LLP (the “UK Investment Manager”), each of which are companies organized in the United Kingdom with an address c/o Polygon Investment Partners LLP, 10 Duke of York Square, London SW3 4LY, United Kingdom; Polygon Investment Partners LP (the “US Investment Manager”), a Delaware corporation with an address at 598 Madison Avenue, 14th Floor, New York, NY 10022; Polygon Investment Partners GP, LLC (the “General Partner”), also a Delaware corporation with an address c/o Polygon Investment Partners LP, 598 Madison Avenue, 14th Floor, New York, NY 10022; and Mr. Reade E. Griffith (“Mr. Griffith”), Mr. Alexander E. Jackson (“Mr. Jackson”) and Mr. Paddy Dear (“Mr. Dear”), each with an address c/o Polygon Investment Partners LLP, 10 Duke of York Square, London SW3 4LY, United Kingdom.

Each of the foregoing entities and persons report that they may be deemed the beneficial owner of 2,160,000 shares upon the conversion of $5,400,000 in the aggregate principal amount of the Notes, and further reports shared voting and dispositive power over such shares. All of the Notes are directly held by KRIL and all of the shares of Common Stock issuable upon conversion of the Notes are issuable to KRIL. Each of the Master Fund, the Manager, PMIL, the UK Investment Manager, the US Investment Manager and the General Partner has the power to vote and dispose of the securities held by KRIL. Messrs. Griffith, Jackson and Dear control the Master Fund, the Manager, PMIL, the UK Investment Manager, the US Investment Manager and the General Partner. Based on information available to us, we believe that this reporting person also has the right to acquire an additional $900,000 in aggregate principal amount of the Notes pursuant to the Overallotment Option. The Notes issued upon exercise of the Overallotment Option will be convertible by the holder into an additional 360,000 shares of our common stock. The beneficial ownership of this reporting person includes these additional shares.

(5)	As reflected in a Schedule 13G dated November 1, 2004 filed on behalf of Versant Capital Management LLC, a Delaware corporation with an address at 45 Rockefeller Plaza, Suite 2074, New York, New York 10111; and Mr. Herriot Tabuteau, the managing member of Versant Capital Management LLC, with an address c/o Versant Capital Management LLC, 45 Rockefeller Plaza, Suite 2074, New York, New York 10111. Versant reports sole voting and dispositive power over 2,500,000 shares. Mr. Tabuteau disclaims any beneficial ownership of such shares.

(6)	As reflected in a Schedule 13G dated February 10, 2005 filed on behalf of Mazama Capital Management, Inc., an Oregon corporation with an address at One S.W. Columbia, Suite 1500, Portland, Oregon 97258. Mazama reports sole voting power over 1,008,550 shares and shared dispositive power over 1,839,622 shares.
(7)	As reflected in a Schedule 13G/A dated January 31, 2005 filed on behalf of Gaia Offshore Master Fund, Ltd and Gaia Offshore Fund Ltd., each a Cayman Islands corporation with a address c/o Promethean Asset Management, L.L.C., 750 Lexington Avenue, 22nd Floor, New York, New York 10022; Promethean Asset Management, L.L.C., Gaia Managers LLC and Promethean Managers LLC, each a Delaware limited liability company with an address at 750 Lexington Avenue, 22nd Floor, New York, New York 10022; and Promethean Investment Group, L.L.C., a New York limited liability company, Gaia Partners LP, a Delaware limited partnership, and Mr. James F. O’Brien, Jr., each with an address at 750 Lexington Avenue, 22nd Floor, New York, New York 10022. Each of the foregoing entities and persons report that they may be deemed the beneficial owner of 1,600,000 shares upon the conversion of $4,000,000 in the aggregate principal amount of the Notes, and further reports shared voting and dispositive power over such shares. Based on information available to us, we believe that this reporting person also has the right to acquire an additional $800,000 in aggregate principal amount of the Notes pursuant to the Overallotment Option. The Notes issued upon exercise of the Overallotment Option will be convertible by the holder into an additional 320,000 shares of our common stock. The beneficial ownership of this reporting person includes these additional shares.
(8)	As reflected in a Schedule 13G dated January 31, 2005 filed on behalf of Duquesne Capital Management, L.L.C., a Pennsylvania limited liability company (“Duquesne Capital”), Windmill Master Fund L.P., a Cayman Islands Exempted Limited Partnership (“Windmill”); and Mr. Stanley F. Druckenmiller (“Mr. Druckenmiller”). Duquesne Capital serves as the investment manager to Windmill. Mr. Druckenmiller serves as the managing member of Duquesne Capital. The address of the principal business office of Duquesne Capital and Mr. Druckenmiller is 40 West 57th Street, 25th Floor, New York, New York 10019. The address of the principal business office of Windmill is 2nd Floor, Harbour Centre, Georgetown, Grand Cayman, Cayman Islands. Each of the foregoing report that they may be deemed the beneficial owner of 1,600,000 shares upon the conversion of $4,000,000 in the aggregate principal amount of the Notes, and further reports shared voting and dispositive power over such shares. Based on information available to us, we believe that this reporting person also has the right to acquire an additional $800,000 in aggregate principal amount of the Notes pursuant to the Overallotment Option. The Notes issued upon exercise of the Overallotment Option will be convertible by the holder into an additional 320,000 shares of our common stock. The beneficial ownership of this reporting person includes these additional shares.
(9)	As reflected in a Form 13G dated February 24, 2005 filed on behalf of Disciplined Growth Investors, Inc., 100 South Fifth Street Suite 2100, Minneapolis, MN 55402. Disciplined Growth Investors, Inc. reports sole dispositive power over these shares, as well as sole voting authority over 1,777,300 shares.
(10)	As reflected in a Schedule 13G/A dated February 14, 2005 filed on behalf of Atticus Capital, LLC, a Delaware corporation (“Atticus”) and Timothy R. Barakett, the Managing Member of Atticus (“Mr. Barakett”), each with an address at 152 West 57th Street, 45th Floor, New York, NY 10019. Atticus reports sole voting and dispositive power over 1,670,946 shares, and shared voting and dispositive power over 3,800 shares. Mr. Barakett reports shared voting and dispositive power over 1,670,946 shares.
(11)	Includes the following shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table:

Name	Securities Underlying Options
Michel de Rosen	493,250
Thomas F. Doyle	241,900
Vincent J. Milano	197,744
Frank Baldino, Jr., Ph.D.	73,334
Robert J. Glaser	60,000
Mark McKinlay	50,000
Paul A. Brooke	40,000
Colin Broom, M.D.	37,500
William D. Claypool, M.D.	15,000
Michael R. Dougherty	15,000

(12)	Dr. McKinlay left the company in April 2004. The reported figure is based on information that he provided to us regarding his actual ownership of shares of common stock, plus the shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

PROPOSAL 1

ELECTION OF CLASS III DIRECTOR

Our board of directors currently consists of 6 directors. The board consists of three classes of directors, with each director serving a three-year term. Each year, one class of directors is subject to stockholder vote. At the annual meeting, stockholders will vote on the election of one class III director. The class III director elected at the annual meeting will serve until the 2008 annual meeting of stockholders and until such director’s successor has been elected and qualified, except if the director resigns, is removed or dies before such time.

The Class III member is Frank Baldino, Jr., Ph.D. Dr. Baldino is the director nominee for election to the board of directors at the annual meeting. Class I members presently are Paul A. Brooke, Robert J. Glaser and Michael R. Dougherty, and Class II members are Michel de Rosen and William D. Claypool, M.D.

The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of Dr. Baldino as a director. If Dr. Baldino should become unable to accept nomination or election, a circumstance which we do not expect, the proxy agents intend to vote for any alternate nominees designated by the board of directors or, in the discretion of the board, the position may be left vacant.

Described below is certain information regarding each director, including the nominee. Each of the members of the board of directors is independent as defined by the NASDAQ corporate governance listing standards other than Mr. de Rosen who is our Chief Executive Officer. The Class III nominee was recommended by the unanimous vote of the independent directors and nominated by the unanimous vote of the entire board of directors.

Class III—Nominee with Term Continuing until 2008

Frank Baldino, Jr., Ph.D.    Dr. Baldino has served as one of our directors since June 1995. Since 1987, he has served as President, Chief Executive Officer and director of Cephalon, Inc., an integrated specialty biopharmaceutical company committed to the discovery, development and marketing of products to treat neurological disorders and cancer. Dr. Baldino is also a director of Pharmacopeia Drug Discovery, Inc. Dr. Baldino is 51 years of age.

Class I—Directors for Terms Continuing until 2006

Paul A. Brooke.    Mr. Brooke has served as one of our directors since February 2001. Since June of 2000, Mr. Brooke has been a managing member of PMSV Holdings LLC, a venture partner of MPM Capital and an advisory director of Morgan Stanley & Co. He was a managing director at Tiger Management LLC from April 1999 to May 2000. Mr. Brooke was a managing director at Morgan Stanley and was global head of healthcare research and strategy from March 1983 to April 1999. Mr. Brooke also is a director of WebMD.com and Incyte Corporation. Mr. Brooke is 59 years of age.

Robert J. Glaser.    Mr. Glaser has served as one of our directors since August 1997. Currently Mr. Glaser is Sr. Vice President of Medsn, a medical education and e-learning company. During 2004, Mr. Glaser was Executive Vice President of Sales and Marketing of Ancillary Care Management, a healthcare management company. During 2003, Mr. Glaser was Senior Vice President, Caliber Associates. From 2001 to 2002, Mr. Glaser was a consultant to the biotechnology and pharmaceutical industries. From 1998 to 2001, Mr. Glaser was President of the McKesson HBOC Pharmaceutical Services division of McKesson HBOC. He was President and Chief Operating Officer of Ostex International from 1996 to 1997. Mr. Glaser was Senior Vice President of Marketing for Merck U.S. Human Health from 1994-1996, Vice President of Marketing from 1993-1994 and Vice President of Merck’s Vaccine Division from 1991-1993. Mr. Glaser is 53 years of age.

Michael R. Dougherty.    Mr. Dougherty has served as one of our directors since January 2004. Mr. Dougherty is Senior Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of Adolor Corporation, a biopharmaceutical company committed to the development of novel analgesics and other related therapeutics. Mr. Dougherty joined Adolor in November 2002 as its Senior Vice President of Commercial Operations. From November 2000 to November 2002, Mr. Dougherty was President and Chief Operating Officer of Genomics Collaborative, Inc., a privately held functional genomics company. From March 1995 to November 2000, he served in a variety of senior positions at Magainin Pharmaceuticals, Inc. (now known as Genaera Corporation), including, from August 1998 to November 2000, President and Chief Executive Officer. Mr. Dougherty is 47 years of age.

Class II—Directors with Terms Continuing until 2007

Michel de Rosen.    Mr. de Rosen has served as our chairman of the board of directors since September 2002, President and Chief Executive Officer since August 2000, and as a director since May 2000. From 1993 to 1999, Mr. de Rosen held several key positions in Rhone-Poulenc Pharma and Rhone-Poulenc Rorer (now Aventis), including Chief Executive Officer from 1995 until 1999, and Chairman and Chief Executive Officer from 1996 to 1999. Mr. de Rosen began his career at the French Ministry of Finance and subsequently served in several leading government positions. Mr. de Rosen also served in various executive roles in industry prior to 1993. Mr. de Rosen also is a director of ABB Ltd. Mr. de Rosen is 54 years of age.

William D. Claypool, M.D.    Dr. Claypool has served as one of our directors since December 2003. Dr. Claypool serves as Chief Executive Officer and Chairman of the Board of Phoenix Data Systems, Inc. Dr. Claypool has been at Phoenix Data Systems since June 2001. From January 2001 to June 2001, he served as President and CEO of The GI Company. From 1991 to 2001 Dr. Claypool held a number of management positions with SmithKline Beecham Pharmaceuticals, serving from November 1998 to December 2000 as Senior Vice President and Director of Worldwide Clinical Development and Medical Affairs. Dr. Claypool received his medical degree from the University of Connecticut School of Medicine. Dr. Claypool is 54 years of age.

Committees and Meetings of the Board

The board of directors has a compensation committee and an audit committee. All of the directors other than Michel de Rosen (the independent directors) serve as our nominating committee. During 2004, the board of directors held seven meetings, the compensation committee held two meetings, and the audit committee held five meetings. The nominating committee was constituted in May 2004 and held its first meeting in February 2005. All directors attended at least 75% of the combined number of full board meetings and meetings of board committees to which he was assigned. We request all members of the board of directors to be in attendance at the annual meeting of stockholders. All of our directors were in attendance at the 2004 annual meeting of stockholders. If you would like to communicate with our board of directors, please send a letter to the following address: ViroPharma Incorporated, Attention: Board of Directors c/o General Counsel and Secretary, ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania 19341. The Company’s General Counsel will review each such communication and forward a copy to each member of the Board of Directors.

The compensation committee’s responsibilities include: (i) overseeing our incentive compensation plans and equity-based plans, (ii) annually reviewing and approving the salary of our Chief Executive Officer and other executive officers, and (iii) annually establishing the parameters for the compensation of all other employees. The current members of the compensation committee are Mr. Glaser (chairman) and Dr. Claypool.

The audit committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors,

(iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. A copy of the audit committee charter was filed as Annex A to our proxy statement filed with the Securities and Exchange Commission on April 14, 2004. The current members of the audit committee are Mr. Dougherty (chairman), Dr. Baldino and Mr. Brooke, each of whom meet the definition of an “independent” director as set forth in the NASDAQ corporate governance listing standards and the rules of the Securities and Exchange Commission. The board of directors has determined that Mr. Dougherty is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

Director Nominations

The board of directors seeks director candidates based upon a number of qualifications, including their independence, knowledge, judgment, character, leadership skills, education and experience. All of the independent directors currently serve as our nominating committee. The nominating committee was established and operates pursuant to resolutions approved by the entire board of directors in accordance with the requirements of the NASDAQ Stock Market. The nominating committee’s responsibilities include (i) reviewing the composition and size of the board; (ii) reviewing and determining the eligibility criteria for board candidates; (iii) assessing the range of skills and expertise of candidates (in consultation with the Chairman of the Board); and (iv) recommending candidates to the board for nomination. The resolutions governing the activities of the nominating committee are attached hereto as Annex A and are available on our website at www.viropharma.com.

The board particularly emphasizes a candidate’s judgment, integrity, ethics, and his or her independence, entrepreneurial instincts, commitment to the company’s values and ability to work as a member of a team. The candidate’s background should include pharmaceutical related commercial experience, as well as experience in business development or exposure to reimbursement issues and hospital settings. The board does not generally rely upon third-party search firms to identify board candidates. Instead, it relies on recommendations from a wide variety of its business contacts, including current executive officers, directors and stockholders, as a source for potential board candidates. The board of directors evaluates the above criteria as well as the current composition of the board of directors and the need for audit committee expertise. The board of directors then nominates the candidates that it believes best suit the needs of the company.

The board of directors will consider stockholder recommendations for directors sent to the General Counsel and Secretary, ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania 19341. Stockholder recommendations for directors should include (i) the name and address of the stockholder recommending the person to be nominated, (ii) a representation that the stockholder is a holder of record of stock of ViroPharma, including the number of shares held and the period of holding, (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee, (iv) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and (v) the consent of the recommended nominee to serve as a director of ViroPharma if so elected. Stockholders’ nominees that comply with these procedures will receive the same consideration that other nominees receive.

Compensation of Directors

Directors that are non-executive officers of ViroPharma, and directors that are not affiliated with a person or entity that has been granted a contractual right to appoint a director to the board of directors, receive a cash retainer of $7,500 annually. These directors receive $1,500 for each board meeting, and $1,000 ($1,500 for committee chairs) for each committee meeting, that they attend, plus travel expenses.

Directors that are non-executive officers of ViroPharma, and directors that are not affiliated with a person or entity that has been granted a contractual right to appoint a director to the board of directors, receive an option grant of 25,000 shares, vesting in equal increments over 3 years, upon his or her initial election to the Board. These directors also receive option grants once each year to purchase 10,000 shares of our common stock that vest one year after the date of grant. In February 2005, each of our directors other than Mr. de Rosen received the annual option grants to purchase 10,000 shares of our common stock, and each also received an additional 15,000 share option grant in recognition of their services to the company and for the company’s performance in 2004.

Each of our directors and officers are parties to indemnification agreements with us. Under these agreements, they will be indemnified against liabilities and expenses incurred in connection with their services to us to the fullest extent permitted by Delaware law. Their indemnification rights are subject to each director and officer meeting the applicable standard of care and to a determination to indemnify by a majority of disinterested directors or by independent counsel.

Code of Ethics

We adopted a Code of Ethics (the “Code of Ethics”) applicable to our principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. Our Code of Ethics is intended to comply with the Regulations of the Securities and Exchange Commission and the rules of the NASDAQ stock market. The Code of Ethics was filed with the SEC as an exhibit to our annual report for the year ended December 31, 2003 on form 10-K and is available on our website at www.viropharma.com.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee is or has been an employee of the company or has any relationship to the company that is required to be disclosed pursuant to regulations of the Securities and Exchange Commission. Furthermore, none of the company’s executive officers serves on the board of directors of any company of which a Compensation Committee member is an employee.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE FOR THE CLASS I DIRECTOR AS DESCRIBED IN PROPOSAL NO. 1.

EXECUTIVE COMPENSATION

The following table provides information on compensation earned during the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 to the named executive officers.

Summary Compensation Table

	Year	Annual Compensation			Long-term Compensation		All Other Compensation ($)
Name and Position		Salary ($)	Bonus ($)	Other Annual Compensation (1)	Restricted Stock Awards ($)	Securities Underlying Options
Michel de Rosen Chief Executive Officer and President	2004 2003 2002	333,000 333,000 416,000	166,833 — —	— — —	— — —	200,000 45,000 120,000	88,744 88,744 88,744	(2) (2) (2)

Vincent J. Milano Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	225,500 205,000 205,000	112,750 36,900 —	— — —	— — —	100,000 30,000 90,000	3,000 3,000 2,750	(3) (3) (3)

Thomas F. Doyle Vice President, General Counsel and Secretary	2004 2003 2002	224,000 200,000 200,000	112,250 44,000 —	— — —	— — —	100,000 30,000 130,000	3,000 3,000 2,750	(3) (3) (3)

Colin Broom, M.D. (5) Vice President, Chief Scientific Officer	2004	184,615	86,215	—	—	150,000	12,990	(4)

Mark McKinlay (6) Vice President, Research And Development	2004 2003 2002	83,031 257,000 257,000	64,250 35,980 —	385,500 — —	— — —	— 30,000 90,000	1,159 3,000 3,000	(3) (3) (3)

(1)	Excludes perquisites and other personal benefits, securities or property which are, in the aggregate, less than 10% of the total annual salary and bonus. The amount shown for Dr. McKinlay represents severance paid to him following his termination of employment with the company in April 2004.
(2)	Represents the amount of debt that was forgiven by the company under the outstanding promissory note between the company and Mr. de Rosen dated September 2000.
(3)	Represents contributions made by us on behalf of such person to our 401(k) plan.
(4)	Represents $1,731 of contributions made by us on behalf of Dr. Broom to our 401(k) plan and $11,259 of reimbursement of relocation expenses.
(5)	Dr. Broom joined the company in May 2004. His bonus payment was prorated to reflect the length of his employment during the year.
(6)	Dr. McKinlay left the company in April 2004.

Stock Option Grants

The following table summarizes stock options granted to the named executive officers during the fiscal year ended December 31, 2004. The options vest in four annual installments commencing on the first anniversary of the date of grant. The percentage of total options granted is based on an aggregate of 1,007,800 options granted in 2004 including options granted to our named executive officers.

The potential realizable value of each grant, as set forth in the table below, is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10% over the ten-year term of the option. The results of these calculations are based on rates set forth by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the price of our common stock.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation of Option Term
Name	Number of Securities Underlying Options Granted	Percentage of Total Option Granted During Year	Exercise Price ($/share)	Expiration Date	5%	10%
Michel de Rosen	200,000	19.8%	2.71	02/03/14	$340,861	$863,808
Vincent J. Milano	100,000	9.9%	3.55	01/15/14	$223,258	$565,779
Thomas F. Doyle	100,000	9.9%	3.55	01/15/14	$223,258	$565,779
Colin Broom, M.D.	150,000	14.9%	1.84	05/10/14	$173,575	$439,873
Mark McKinlay	—	—	—	—	—	—

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows options exercised by our named executive officers in 2004 and the value of shares of our common stock issued upon exercise of such options. The table also shows 2004 year-end amounts and value of shares of our common stock underlying outstanding options for our named executive officers.

	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-The-Money Options at December 31, 2004(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Michel de Rosen	—	—	423,250	277,750	$114,750	$181,050
Vincent J. Milano	—	—	162,744	152,000	$111,756	$60,000
Thomas F. Doyle	—	—	206,900	162,000	$178,200	$82,600
Colin Broom, M.D.	—	—	—	150,000	—	$211,500
Mark McKinlay	60,000	$116,500	50,000	—	$34,800	—

(1)	Reflects the difference between the aggregate fair market value of the shares of common stock issued upon exercise of the options on the date of exercise and the aggregate exercise price.
(2)	Based on the difference between the closing price per share of $3.25 on December 31, 2004, and the exercise price of the option.

Change of Control Agreements, Severance Agreements and Severance Plan

We have entered into change of control agreements with a number of employees, including each of the named executive officers and the other members of our management team other than Mr. de Rosen. If an employee that is a party to one of these arrangements is terminated or resigns for good reason within twelve months after a change of control, then the employee will receive severance payments equal to his or her monthly base salary over a period that varies from 9 to 18 months. Under these arrangements, because of their length of service with the company, each of Mr. Milano and Mr. Doyle will receive severance payments over an 18-month period. Dr. Broom and Mr. Tarnoff will receive severance payments over a 12-month period. We will pay the premiums that would otherwise be paid by the employee if the employee elected to receive continuation coverage under COBRA for a period that matches the employee’s severance period. In exchange for these benefits, the employee will release us from any obligations we may have incurred in connection with the employee’s employment with us.

In July 2002, we adopted the ViroPharma Incorporated Severance Pay Plan, which is intended to provide separation benefits to certain employees of our company in the event that they are separated from employment involuntarily. The Severance Plan is administered by the compensation committee of our board of directors. In general, any person who is regularly employed by our company for thirty or more hours per week are eligible for salary continuation and COBRA continuation coverage in an amount that is determined by the Administrator, in its sole discretion, prior to an employee’s separation from employment. In exchange for these benefits, the employee will release us from any obligations we may have incurred in connection with the employee’s employment with us. Under our company Severance Plan, Dr. Marc Collett, our former Vice President, Discovery Research and Dr. Mark McKinlay, our former Vice President, Research and Development, were eligible to receive eighteen months pay and COBRA coverage upon leaving ViroPharma.

In August 2000, we entered into a severance agreement with Mr. de Rosen, our President and Chief Executive Officer. Provided that Mr. de Rosen agrees to release us from any obligations we may have incurred in connection with his employment with us, we will pay Mr. de Rosen, under various circumstances, certain amounts upon his termination of employment with us. Depending on his length of service with us at the time of termination, Mr. de Rosen will receive from us up to two years salary and benefits, as well any bonus amount which has been awarded to him but not yet paid, and a pro rata portion of the aggregate value of all contingent bonus awards to which Mr. de Rosen might otherwise have been entitled, if any.

Promissory Note

In September 2000, Mr. de Rosen signed a promissory note in favor of us in the principal amount of $354,973 bearing an interest rate of 6.05%. The principal amount of the note represents taxes paid by the company on Mr. de Rosen’s behalf when he made an 83(b) election with the Internal Revenue Service after we issued 50,000 shares of common stock to Mr. de Rosen when he commenced his employment with us. 25% of the principal amount of the note is forgiven on each anniversary of the date of the note, provided that Mr. de Rosen is then still an employee of ViroPharma. In September 2004, we forgave the final $88,743 of the principal amount of this promissory note and we retired the promissory note.

Relocation Expenses

In connection with his employment, we have agreed to reimburse Dr. Broom for the reasonable costs related to the relocation of his residence to Pennsylvania not to exceed $100,000 in the aggregate. Dr. Broom incurred $11,259 of relocation expenses in 2004 and may incur additional expenses in 2005.

Confidentiality and Inventions Agreements

We have entered into confidentiality and inventions agreements with each of our employees. The agreements provide that, among other things, all inventions, discoveries and ideas made or conceived by an employee during employment which are useful to us or related to our business or which were made or conceived with the use of our time, material, facilities or trade secret information, belong exclusively to us, without additional compensation to the employee. The agreements also have confidentiality provisions in favor of us and noncompetition provisions in favor of us during employment.

Certain Transactions

We have sold assets and services to other companies, including in some instances, other companies for whom members of our Board serve as executive officers or directors. In 2004, none of the transactions between ViroPharma and other companies for whom members of our Board serve as executive officers or directors was individually reportable. In 2004, we transferred at no cost certain chemicals and cabinets previously used by us in our discovery research efforts to Adolor Corporation. Michael Dougherty, a member of our board of directors and chairman of our audit committee, is an executive officer of Adolor Corporation. We estimate the fair market value of these chemicals and cabinets to be approximately $50,000. If we had disposed of the chemicals, we estimate that the cost would have been between approximately $80,000 and $120,000. Adolor Corporation paid all costs of transporting these materials to their facility. Our audit committee authorized us to transfer these chemicals and cabinets to Adolor Corporation.

The following report of the compensation committee and the performance graph on page 17 will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

REPORT OF THE

COMPENSATION COMMITTEE

The compensation committee of the board of directors is comprised of two non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses, if any, non-executive officer compensation matters generally and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance relative to his or her individual goals, and comparisons with other similarly sized pharmaceutical and biotechnology companies. The compensation committee also approves salary administration guidelines for non-executive employees.

The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interests of executive officers with the interests of our stockholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our and the employee’s performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary, bonus and stock option grants with exercise prices set at the fair market value at the time of grant.

Prior to our acquisition of Vancocin®, ViroPharma’s first marketed product, many traditional measures of corporate performance for mature pharmaceutical companies or companies in other industries, such as earnings per share or sales growth, were not useful in the evaluation of pharmaceutical companies in our stage of development. Accordingly, prior to 2005, the compensation committee evaluated other indications of performance, such as our progress in achieving milestones in the development of our drug candidates, in obtaining rights to drug candidates and in raising the capital needed for our operations as the basis in making executive compensation decisions.

The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from a relevant industry survey(s), for similar executive positions. We have a bonus system covering each of our employees, including the named executive officers. Each employee is assigned a target payout, expressed as a percentage of his or her base salary for the year, which varies by the employee’s role in the company.

The bonus system consists of two factors: Company and Individual. Each of these factors is itself separately weighted. The Company factor represents the degree to which we achieved our overall corporate goals in a given year. Each employee is given an Individual factor by his or her supervisor to reflect the employee’s performance against his or her goals for the year. For the named executive officers, the Company factor receives the highest weighting (70%) in order to ensure that the bonus system for the company’s management team is closely tied to the company’s performance. The total of all weighted factors will total 100%. Each factor can be assigned a value of up to 125% for maximum performance. Thus, depending on the performance of the company and the individual employee, he or she could have received up to 125% of the target payout under the plan.

An employee’s target payout percentage is multiplied by the sum of the Company and the employee’s Individual factor. The result of that calculation is then multiplied by the employee’s target bonus percentage to determine the actual bonus paid.

Bonuses, if any, are paid during the first quarter of the year immediately following the year of measurement.

In awarding stock options, the compensation committee considers individual performance, overall contribution to the company, employee retention and the total number of stock options to be awarded. Generally, the compensation committee makes grants twice each year. In 2004, however, a single strong grant was made to all remaining employees in January 2004, following the company’s restructuring, to aid in retaining remaining employees.

In December 2004 and January 2005, the committee considered 2005 compensation matters. The committee observed that the Company undertook radical steps in 2004 to transform itself, including a significant restructuring in January 2004, the settlement of class action litigation, out licensing of pleconaril, the hiring of key additions to the management team and the acquisition of Vancocin. The committee also noted that Mr. de Rosen, the Company’s CEO, did not receive a bonus for 2002 or 2003. Moreover, Mr. de Rosen’s base salary for 2003 was reduced 20% from his 2002 salary (from $416,000 to $333,000), and he received no increase in that reduced base salary in 2004. In light of the Company’s strong performance in 2004, the committee awarded Mr. de Rosen a bonus for 2004 in the amount of $166,833 and increased Mr. de Rosen’s 2005 base salary approximately 8% to $360,000. The committee also awarded Mr. de Rosen options to purchase 120,0000 shares of the Company’s common stock. This option grant vests in equal increments over a four-year period.

The committee also authorized the payment of bonuses to all employees, including the other members of the Company’s management team, and company-wide salary increases for 2005 base salaries and option grants. As a means of assisting the Company in its employee retention efforts for 2004 and 2005 following the Company’s restructuring in January 2004, the committee determined in 2004 that fifty percent of an employee’s target bonus, including members of our management team other than the CEO, would be paid if he or she remains an employee of the company at the time that bonus payments are calculated for 2004 and 2005. The determination of bonus payments for 2004 recognized that principle. The compensation committee approved a bonus for 2004 for each employee, and 2005 salary increases and stock option grants. The full board ratified the compensation committee’s salary and bonus determinations for Mr. de Rosen and the other members of the company’s management team.

The compensation committee also approved certain amendments to our bonus plan in order to more closely align our bonus plan with the Company’s new strategic direction. These amendments included pre-weighting the company’s goals for 2005 in relation to the bonus plan, as well as deleting the requirement that at least 75% of the company’s goals had to be achieved before any bonus is payable. Whether or not a bonus is actually paid, however, is ultimately at the discretion of the compensation committee.

Deductibility of Certain Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through December 31, 2004, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is unlikely, although possible; that the compensation paid to any of our employees in a taxable year which is subject to the deduction limit will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations in the future to ensure that the application of the statute and these regulations are consistent with our best interests.

MEMBERS OF THE COMPENSATION

COMMITTEE

Robert J. Glaser (Committee Chairman)

William Claypool, M.D.

March 1, 2005

The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

REPORT OF THE

AUDIT COMMITTEE

The audit committee of the board of directors is comprised of three non-employee directors. The role of the audit committee is to assist the board of directors in its oversight of the Company’s financial reporting process. The board of directors, in its business judgment, has determined that all members of the committee are “independent”, as required by applicable listing standards of the NASDAQ National Market. The committee operates pursuant to a charter that was amended by the board of directors on February 20, 2004. A copy of the charter was filed as Appendix A to our proxy statement filed with the Securities and Exchange Commission on April 14, 2004. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

The audit committee assists the board of directors in monitoring (a) the integrity of the Company’s financial statements in compliance with Securities and Exchange Commission and other regulatory requirements; (b) the annual independent audit of the Company’s financial statements; and (c) the independent auditor’s independence and qualifications. The audit committee also works to provide effective communication between the Board and the Company’s independent public accountants and to support management’s efforts to enhance the quality of the Company’s internal control structure.

The Company’s independent public accountants are accountable to the audit committee, and the audit committee has ultimate authority to select, evaluate and replace the Company’s independent public accountants. The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting, if any) for the purpose of preparing or issuing an audit report or related work. The independent auditor reports directly to the audit committee.

In the performance of its oversight function, the committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the committee recommended to the board that the audited consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2004 be filed with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Michael Dougherty (Committee Chairman)

Dr. Frank Baldino, Jr.

Paul A. Brooke

March 8, 2005

PERFORMANCE GRAPH

The following line graph compares the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total stockholder return of the NASDAQ National Market-US and the NASDAQ Pharmaceutical Index. Dividend reinvestment has been assumed. The graph commences as of December 31, 1999.

PROPOSAL NO. 2

ADOPTION OF 2005 STOCK OPTION AND RESTRICTED SHARE PLAN

In February 2005, our board of directors adopted our 2005 Stock Option and Restricted Share Plan (“2005 Plan”), and reserved 850,000 shares of common stock for issuance upon the exercise of stock options or the grant of restricted shares. The 2005 Plan is to become effective on such date subject to stockholder approval at this meeting. We are seeking stockholder approval in order to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, the requirements under Section 422 of the Code with respect to incentive stock options to the extent such options are granted under the Plan, and NASDAQ listing requirements.

We face intense competition in recruiting high quality personnel, and in retaining our employees. Our success in this hiring activity, and in retaining our existing employees, will be crucial to our success. Our board believes that performance-based awards, such as restricted stock and stock options, are a vital component of employment compensation packages that we can offer to attract high-caliber individuals. Importantly, they also serve to ensure that our employees’ overall compensation is tied to increases in stockholder value.

We currently have two option plans in place: a 1995 Stock Option and Restricted Share Plan (“1995 Plan”) and a 2001 Equity Incentive Plan (“2001 Plan”). The 1995 Plan expires in September 2005. Participation in the 2001 Plan is limited to non-officer employees.

The number of shares that can be issued as of March 25, 2005 under both plans are as follows:

	1995 Plan	2001 Plan	Combined
Number Shares Authorized	4,500,000	500,000	5,000,000
Number of Options Exercised Since Inception of Plan	746,644	84,138	830,782
Number of Unexercised Options Outstanding	3,082,202	150,250	3,232,452
Number of Options Available for Future Grant	671,154	265,612	936,766

A considerable number of options are held by current employees and directors at exercise prices that are significantly higher than the current market price of our stock. Of the 3,232,452 options outstanding as of March 25, 2005, 828,463, or approximately 26%, carry exercise prices above $8.00 per share, and of these 516,950 carry exercise prices greater than $20 per share.

As we continue to grow our business, we anticipate hiring a number of additional personnel over the next twelve months in order to support our commercialization of Vancocin, and in clinical operations and administrative functions. We believe that if we do not adopt the 2005 Plan, we will not have sufficient shares available for option grants to assist our recruitment and retention efforts through the May 2006 stockholders meeting. As indicated in this proxy statement, during 2004 we granted options exercisable into 1,007,800 shares of our stock. The 2005 Plan, if approved by the stockholders, will only reserve for issuance a number of shares that we believe is reasonably required to enable us compete effectively in our recruitment efforts as we grow over the coming year, and create incentives for the retention of our employees, by granting stock options and restricted shares to employees at levels determined appropriate by the compensation committee.

The following may be granted under the 2005 Plan:

•	shares of restricted common stock;

•	options to acquire shares of our common stock intended to qualify as incentive stock options, or ISOs, under Section 422(b) of the Internal Revenue Code; and

•	non-qualified stock options to acquire shares of our common stock, or NSOs.

We can grant stock options under the 2005 Plan to our employees, directors, consultants and advisors. Because benefits under the 2005 Plan will depend on the actions of our board of directors or a board committee, and the fair market value of our common stock at various future dates, the benefits payable under the 2005 Plan and the benefits that would have been payable had the Plan been in effect during the most recent fiscal year are not determinable.

Under the 2005 Plan, the aggregate number of options and restricted shares that may be granted under the option and restricted share plan to any one person is limited to 250,000 shares, subject to proportionate adjustment for changes in capitalization. Eligible recipients of restricted shares include individuals employed by our company or any of our subsidiaries and directors of our company and of our subsidiaries. The number of shares that can be issued as restricted shares under the 2005 Plan is limited by the number of shares authorized for issuance under the plan.

Restricted shares may be issued either alone or in addition to other awards granted under the 2005 Plan. The provisions of restricted share awards need not be the same with respect to each participant. The compensation committee may require participants to pay for their restricted shares, and a specific method of payment, including the use of cash, or a personal or certified check, may be required. If the compensation committee approves, the participant also may elect to purchase restricted shares using a combination of common stock and cash. After our compensation committee authorizes an award, the recipient of restricted shares must execute an award agreement which states the terms and conditions of the award. A share certificate will be issued in connection with each award of restricted shares. This certificate will bear a legend marking the shares as restricted shares and will be held in custody by us or an escrow agent until the restrictions on the award have lapsed.

During the restriction period set by the compensation committee, the participant will not be permitted to transfer or encumber the restricted shares. The participant will be entitled to vote and to receive any cash dividends with respect to restricted shares. Dividends paid in the form of securities will be subject to the same conditions as the restricted shares with respect to which they were paid. Unless there is a forfeiture of the restricted shares, a change of control of the company, or a waiver of the restrictions, the restrictions on restricted shares generally lapse in accordance with the conditions stipulated in the award agreement, which may include continued employment, engagement or service of the participant for a specified time period, attainment of specific performance goals, or any other factor that our compensation committee selects. Forfeitures occur during the restriction period either when the participant’s relationship with us is terminated for any reason, if specified performance goals are not attained, or if we and the participant agree to the forfeiture. Under certain circumstances, forfeitures also occur when there is a change of control. Participants will receive a refund of their purchase price if they paid for the restricted shares that were forfeited.

When the restrictions on restricted shares lapse, the certificates for the restricted shares will be replaced by new certificates that do not bear a restrictive legend. These new certificates will be delivered to the participant subject to the terms of our plan.

Description of 2005 Plan

The 2005 Plan may be administered by our board of directors, by a committee of the board, or to the extent authorized by the board, by an award committee comprised of at least two officers of the company. The award committee of the board will administer the 2005 Plan. Subject to the terms of the option and restricted share plan recently approved by our board, the compensation committee has the authority to:

•	determine the persons to whom options or restricted shares will be awarded and the number of shares to be covered by each award;

•	determine the time or times within which restricted shares may be subject to forfeiture and all other conditions of such awards;

•	prescribe, amend and rescind rules and regulations relating to the option and restricted share plan;

•	determine the conditions which must be satisfied in order for an option to vest and become exercisable and/or for the restrictions on restricted shares to lapse;

•	accelerate the vesting or exercise date of any option and/or waive, in whole or in part, any or all remaining restrictions on any restricted shares; and

•	interpret the plan and any agreement entered into with respect to an award.

The award committee has the authority to determine the persons to whom options or restricted shares will be awarded and the number of shares to be covered by each award and determine the number of such options to be received by any such employees; provided, however, that:

•	no member of the award committee may designate himself or herself or any member of the management team or the board of directors as a recipient of a grant under the plan;

•	the total number of options to be granted in the company’s semi-annual, company-wide option grant program shall be subject to the prior approval of the compensation committee;

•	without the prior approval of the compensation committee, the total number of options to be granted by the award committee, excluding in each case such options that are included in the company’s semi-annual, company-wide option grant program, shall not exceed 100,000 shares during any single calendar quarter;

•	the exercise price for any option granted by the award committee shall be equal to an amount that is not less than the fair market value on the date of grant; and

•	any options granted by the award committee shall vest in equal, annual installments over not less than three years nor more than five years.

Our option and restricted share plan provides that the exercise price for ISOs and NSOs shall not be less than the fair market value per share of our common stock at the date of grant. We cannot reprice outstanding options granted under the 2005 Plan without the consent of our stockholders. The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to us and must be tendered in cash, or by personal or certified check. The compensation committee has the discretion to permit a participant to exercise by delivering a combination of shares and cash.

Each option expires within 10 years of the date of grant. However, if ISOs are granted to persons owning more than 10% of our voting stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. The aggregate number of options that may be granted under the plan to any one person is limited to 250,000 shares, subject to proportionate adjustment for changes in capitalization. Options vest upon satisfaction of vesting conditions, which may include attainment of performance goals, completion of specified periods of service, or other conditions specified by the compensation committee.

Generally, if a participant is an employee or director and the participant’s relationship with us ceases for any reason, other than termination for cause, death or disability, the participant may exercise options that are then vested within the three-month period following the end of our relationship. Options may terminate or expire sooner, however, by their terms. If the participant commences competitive employment within the three-month period, all unexercised options will terminate immediately. If a participant is an advisor or consultant, termination of the relationship with us does not cause acceleration of the expiration of the option. However, if the advisor or consultant violates the terms of a non-competition covenant in an agreement that he or she may have with us, all unexercised options will terminate immediately.

If a participant’s relationship with us ends due to disability or death, the option may be exercised by the participant or executor, as appropriate, for a period following 12 months from the date of termination. However, if our relationship ends because of a disability, unexercised options will terminate if a participant who is an employee or director commences competitive employment or service or, in the case of a consultant or advisor, violates the terms of his or her non-competition covenant, in the 12-month period following termination. If a participant is terminated for cause, all unexercised options are forfeited, including options that have been exercised but for which no share certificates have been issued, provided that we refund the exercise price paid by the participant.

The 2005 Plan also has provisions that take effect if we experience a change of control. As used in the plan, a change of control means:

•	the approval of a plan or other arrangement to dissolve or liquidate us;

•	the approval of an agreement to sell or otherwise dispose of all or substantially all of our assets;

•	the approval of an agreement to merge or consolidate us with or into another corporation. A merger or consolidation will not result in a change of control, however, if our stockholders will own more than 50%, on a fully diluted basis, of the voting capital stock of the surviving corporation immediately after the merger or consolidation, in the same proportion as our stockholders’ ownership of our stock immediately before the merger or consolidation;

•	either the acquisition by a third party of voting control of 50% or more of the outstanding shares of our voting capital stock (on a fully diluted basis), or our board’s determination that such an event is reasonably likely to occur. These will not result in a change of control, however, if:

•	the transaction results from our original issuance of stock; and

•	the transaction was approved by at least a majority of our directors who were either members of the board on the date that this plan was originally adopted by the board or members of the board for at least 12 months before the date that the transaction is approved; or

•	a significant change in the composition of the board occurs, such that a majority of the directors shall have been board members for less than 12 months. This change in board composition will not result in a change of control, however, if the nomination for election of each director who was not a director at the beginning of that 12 month period was approved by a vote of at least 60% of the directors who are both still in office and who were directors at the beginning of that twelve 12 month period.

If a change of control occurs and our stock option and restricted share plan is not continued by a successor corporation, and if our participants do not receive equivalent, substituted stock options or restricted shares in a successor corporation, then the 2005 Plan will be terminated. In this case, for participants who are employees or members of the board of directors:

•	if the employee or board member has been employed by us or has served on our board for at least two years as of the change of control, then all of his or her unvested options will be fully vested and the restrictions on all of his or her restricted shares will lapse; or

•	if the employee or board member has been employed by us or has served on our board for less than two years as of the change of control, then 50% of all of his or her unvested options will be fully vested and the restrictions on 50% of all of his or her restricted shares will lapse. The remaining portion of such options and restricted shares will be forfeited.

If a change of control occurs and our plan is continued by a successor corporation, or if our participants receive equivalent, substituted options or restricted shares in a successor corporation, then for participants who are employees or members of the board of directors shall vest as follows:

•

if at the time of the change of control the participant is not offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then, in the manner described above, unvested options will become fully vested and the restrictions on restricted shares will lapse (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years); and

•	if any participant is offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then his or her options will not be subject to accelerated vesting and the restrictions on his or her restricted shares will not lapse. If that participant’s employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested options and restricted shares held as of the date of termination will be treated in the manner described above (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years).

The board may suspend, amend or terminate the 2005 Plan. However, stockholder approval must be obtained for amendments that would:

•	increase the number of shares which are to be reserved for the issuance of options or restricted shares under our option and restricted share plan;

•	permit the granting of options to a class of employees other than those presently permitted to receive options under our option and restricted share plan;

•	permit repricing of options; or

•	permit us to grant options at less than the fair market value of our common stock on the date of grant.

The following is a brief description of the federal income tax consequences of stock options and restricted shares that may be granted under our option and restricted share plan under present tax laws. The following description does not address all of the tax consequences that may be applicable to us or to any particular participant. In addition, the discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. The discussion is based upon applicable statutes, regulations, case law, and administrative interpretations in effect as of the date of this proxy statement.

Incentive Stock Options.    There are no federal income tax consequences to either the participant or us upon the grant of an ISO. Upon a sale of the shares obtained from the exercise of an ISO, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such shares, but no deduction will be allowed to us, if the following holding period requirement is satisfied:

•	the participant does not dispose of the shares within two years from the date the ISO was granted; or

•	the participant does not dispose of the shares within one year from the date the shares were issued to the participant.

If a participant disposes of shares before the holding period requirement is satisfied, the participant will recognize ordinary income in the year of disposition, and we will be entitled to a corresponding deduction, in an amount equal to the lesser of:

•	the excess of the fair market value of the shares on the date of exercise over the option price of the shares; or

•	the excess of the amount realized from such disposition over the option price of the shares.

Where shares are sold before the holding period requirement is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeds the fair market value of the shares on the date of exercise. Upon exercise of an ISO, the excess, if any, of the fair market value over the exercise price will be an item of tax preference for purposes of the participant’s alternative minimum tax.

Non-Qualified Stock Options.    There are no federal income tax consequences to either the participant or to us upon the grant of an NSO. Upon the exercise of an NSO, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and we generally will be entitled to a federal income tax deduction of the same amount.

In general, if previously owned shares are used to pay the exercise price of options, the participant’s tax basis and holding period of such previously owned shares will be carried over to the equal number of shares received on exercise. The fair market value of any additional shares received upon the exercise of an option will be recognized by the participant as ordinary income. The tax basis of the additional shares will be equal, in the aggregate, to the ordinary income recognized by the participant. The holding period will begin on the day after the tax basis of the shares is determined. However, if the previously owned shares had been acquired on the exercise of an ISO and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.

Restricted Shares.    Unless the participant elects to recognize income at the time of an award of restricted shares, the participant will not recognize taxable income until the shares are no longer subject to a substantial risk of forfeiture. The participant’s recognized income will equal the amount that the fair market value of such shares—measured at the time of grant if an election is made, or otherwise at the time the restrictions lapse or are removed—exceeds any sum paid for such shares (the “bargain element”). We will generally be entitled to a deduction in the same amount, and in the same year as the participant of restricted shares has income. We will comply with all applicable withholding requirements with respect to such income.

The aforementioned election allows the participant to recognize the bargain element as income in the year of the award (as opposed to when the restrictions lapse or are removed) by making an election with the Internal Revenue Service within 30 days after the award is made. If the participant subsequently forfeits the restricted shares, the participant would not be entitled to any tax deduction for the value of the shares on which the participant previously paid tax. Dividends received by a participant on restricted shares during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by us unless the aforementioned election is made, rendering dividends taxable as dividends and nondeductible.

Special rules apply if a participant uses previously owned shares to pay for restricted shares, but, in general, the participant’s tax basis and holding period of such previously owned shares will be carried over to the equal number of restricted shares for which a purchase price is paid in the form of previously owned shares.

The above description is a partial summary of material provisions of our stock purchase plan. This summary is qualified in its entirety by reference to the full text of the 2005 Plan which appears as Annex B attached to this proxy statement.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted. Any abstentions will have the effect of votes against this item. Any broker non-votes will not have any effect on this item.

Equity Compensation Plans

We maintain the 1995 Stock Option and Restricted Share Plan (the “1995 Plan”), the 2001 Equity Incentive Plan (the “2001 Plan”) and the 2000 Employee Stock Purchase Plan (the “ESPP”), pursuant to which we may grant equity awards to eligible persons. The 1995 Plan and the 2001 Plan are described more fully below.

The following table gives information about equity awards under our 1995 Plan, 2001 Plan and ESPP as of December 31, 2004:

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (the 1995 Plan and the ESPP)	2,550,146	(1)	$8.46	(1)	1,607,386
Equity compensation plans not approved by security holders (the 2001 Plan)	152,025		$1.27		264,362
Total	2,702,171		$8.05		1,871,748

(1)	Does not include rights granted under the Employee Stock Purchase Plan. The next scheduled purchase date under the Employee Stock Purchase Plan is June 30, 2005, for which rights were granted in connection with the 6-month offering period that commenced in January 2005.

1995 Plan

In September 1995, our board adopted the 1995 Plan, and it has been amended several times since that date. Currently, 4,500,000 shares are reserved for issuance under the 1995 Plan. As described above, the weighted average exercise price of options that are outstanding under this plan is substantially higher than the current market price of our common stock.

The terms of the 1995 Plan are virtually identical to the 2005 Plan. The differences between the two plans are described below. The other material aspects of the 1995 Plan are the same as those discussed above in connection with the 2005 Plan.

1995 Plan	2005 Plan
4,500,000 shares reserved for issuance	850,000 shares reserved for issuance

A maximum of 10% of the Shares reserved for issuance may be awarded and sold or granted as Restricted Shares	Number of shares that may be awarded as restricted shares limited to number of shares reserved for issuance under the Plan

No more than 1,000,000 Shares of Common Stock may be awarded and sold to any individual Participant	No more than 250,000 Shares of Common Stock may be awarded and sold to any individual Participant

2001 Equity Incentive Plan

In November 2001, our board of directors adopted the 2001 Plan, which has not been submitted to or approved by stockholders. The 2001 Plan reserves for issuance up to 500,000 shares of our common stock, of which a maximum of 10% may be awarded and sold or granted as restricted shares and the remainder may be issued pursuant to the exercise of options granted under the plan. The number of shares available for future grant and previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, mergers, combinations, or other changes in capitalization as described in the 2001 Plan.

Eligibility for Participation.    Generally, any employee, consultant or advisor to the Company or its subsidiaries is eligible to receive grants under the 2001 Plan; provided, however, officers of the Company or its subsidiaries are not eligible to receive any type of grant under the 2001 Plan. Similarly, no options or restricted shares may be granted to any member of our board of directors.

Terms of Options and Restricted Shares.    Nonstatutory stock options (NSOs) and restricted shares are available for grant under the 2001 Plan. The exercise price of options granted under the 2001 Plan may be equal to, more or less than the fair market value of our common stock on the date of grant, and the price (if any) of restricted shares will be determined by our board or a committee. Payment of the exercise price or the price of restricted shares may be made in cash, or by personal or certified check. The board or committee has the discretion to permit a participant to exercise or make payment for restricted shares by delivering a combination of shares and cash. The term of an NSO may not exceed ten years.

Options granted to employees may become exercisable based on the attainment of certain vesting conditions as may be set forth in the award agreement (as determined by the Board or committee) – for example, an option may become exercisable if the optionee remains employed by the Company until a specified date, or if specified performance goals have been met. If a participant’s employment terminates for any reason, the vested portion of an option remains exercisable for a fixed period of three months from the date of the participant’s termination, and all of the restricted shares then subject to restrictions will be forfeited. If restricted shares are forfeited, the Company will refund to the participant the amounts paid for the restricted shares.

Acceleration in Connection with a Change of Control.    Our 2001 Plan also has provisions that take effect if we experience a change of control. In general, a “Change of Control” will be deemed to have occurred upon the approval of a plan to dissolve, liquidate, sell substantially all our assets, merge or consolidate with or into another corporation in which we are not the surviving entity or upon a significant change in the composition of the majority of the board.

If a Change of Control occurs and the 2001 Plan is not continued by a successor corporation, the participant is not offered substantially equivalent employment with the successor corporation or the participant’s employment is terminated during the six month period following the Change of Control, then depending on whether the participant has been employed by the Company for at least 2 years, either 50% or 100% of such participant’s unvested options will be fully vested and the restrictions on his or her restricted shares will lapse. The provisions in the 2001 Plan regarding a Change of Control are the same as those found in the 1995 Plan.

Deduction to the Company.    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant. The deduction generally will be allowed for our taxable year in which occurs the last day of the calendar year in which the participant recognizes ordinary income.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2005 STOCK OPTION AND RESTRICTED SHARE PLAN AS DESCRIBED IN THIS PROPOSAL NO. 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP has served as our independent certified public accountants since 1995. KPMG LLP has been selected to continue as our independent certified public accountants for the current year. A representative of that firm is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

During the fiscal years ended December 31, 2004 and 2003, fees in connection with services rendered by KPMG LLP, the Company’s independent registered public accounting firm were as set forth below:

	Fiscal 2003	Fiscal 2004
Audit Fees	$173,000	$321,565

Audit-Related Fees	84,080	0

Tax Fees	33,800	75,400

All Other Fees	—	1,350

TOTAL	$290,880	$398,315

Audit fees consisted of fees for the audit of the Company’s annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of Company documents filed with the SEC.

Audit-related fees consisted of fees for assurance and related services, including primarily employee benefit plan audits and due diligence related to proposed acquisitions.

Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

Other fees consisted of a fee paid to access an online accounting research tool provided by KPMG LLP.

Policy for Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent auditor is permitted to perform for us under applicable federal securities regulations. As permitted by the applicable regulations, the committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and pre-approval of certain engagements up to predetermined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

All engagements of the independent auditor to perform any audit services and non-audit services have been pre-approved by the committee in accordance with the pre-approval policy. The policy has not been waived in any instance.

The audit committee may delegate pre-approval authority to the chairman of the audit committee. The chairman of the audit committee must report any decisions to the audit committee at the next scheduled meeting.

STOCKHOLDER PROPOSALS—FOR THE 2005 ANNUAL MEETING

We intend to mail next year’s proxy statement to our stockholders on or about April 1, 2006. Applicable law requires any stockholder proposal intended to be presented at our 2006 annual meeting of stockholders to be received by us at our office in Exton, Pennsylvania on or before December 16, 2005 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting. Securities and Exchange

Commission rules provide that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2006 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by March 1, 2006, the management proxies will be allowed to use their discretionary authority.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, certain of our officers and persons who own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such common stock. These directors, officers and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, our directors, officers and greater than 10% stockholders complied with all fiscal year 2003 Section 16(a) filing requirements applicable to them.

OTHER MATTERS

Our board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number:1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call Thomas F. Doyle, Vice President, General Counsel and Secretary of ViroPharma Incorporated, 397 Eagleview Boulevard, Exton, Pennsylvania 19341, telephone number (610) 458-7300. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Mr. Doyle in the same manner.

Thomas F. Doyle
Vice President, General Counsel and Secretary

April 10, 2005

ANNEX A

VIROPHARMA INCORPORATED

RESOLUTIONS GOVERNING NOMINATING COMMITTEE

WHEREAS, in accordance with the rules and regulations recently adopted by the NASDAQ Stock Market (“NASDAQ”) regarding the nomination of directors, the Board of Directors has determined that it is in the best interest of the Company to provide for a director nomination process whereby nominees for election to the Board are recommended for the Board’s selection by a majority of the “independent directors” (as that term is defined in the rules and regulations adopted by NASDAQ) of the Board (the “Independent Directors”); and

WHEREAS the Board desires to set forth the responsibilities and duties of, and certain guidelines and procedures to be followed in connection with the Board nomination process;

NOW, THEREFORE, BE IT HEREBY RESOLVED that a majority of the Independent Directors shall:

•	review and evaluate director candidates, including such inquiries as the Independent Directors deem appropriate into the background and qualifications of candidates and interviews with potential candidates to determine their qualification, independence, knowledge, judgment, character, leadership skills, education, experience and interest;

•	recommend to the Board nominees for any election of directors and appointment by the Board to fill any vacancies on the Board;

•	review the composition and size of the Board as a whole to ensure that the Board has the appropriate skills, qualifications, expertise, experience, and level of independence and report any recommendations to the entire Board concerning, the structure, composition and size of the Board and committees of the Board; and be it hereby further

RESOLVED that a majority of the Independent Directors, in connection with the recommendation for the Board’s selection of any nominees to the Board as set forth above shall, in consultation with the Chairman of the Board, (a) review and determine the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership, which shall be in accordance with the rules and regulations of any governmental or regulatory body exercising authority over the Company, including, without limitation, the Securities and Exchange Commission and NASDAQ; (b) have the authority to retain and terminate any search firm to be used to identify director candidates, which shall include the authority to approve the search firm, fees and other retention terms; and (c) have the authority to obtain advice and assistance from internal and external legal, accounting or other advisers; and be it hereby further

RESOLVED, that the Independent Directors shall meet at such times as they deem appropriate to fulfill the duties and obligations set forth herein, but not less frequently than annually; and be it hereby further

RESOLVED, that a meeting of the Independent Directors may be called by a majority of the Independent Directors and that the presence in person or by telephone of a majority of the Independent Directors shall constitute a quorum and the act of the majority of the Independent Directors at which a quorum is present shall be the act of the Independent Directors, and be it hereby further

RESOLVED, that minutes of the meetings shall be kept and the results of the meetings shall be reported to the full Board.

ANNEX B

VIROPHARMA INCORPORATED

2005 STOCK OPTION AND RESTRICTED SHARE PLAN

VIROPHARMA INCORPORATED

2005 STOCK OPTION AND RESTRICTED SHARE PLAN

The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the “Company”) and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1.	Definitions

1.1 “Affiliate” means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

1.2 “Award” means a grant of Options or Restricted Shares to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of Options or Restricted Shares to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares with respect to which restrictions lapse on a separate date, is treated as a separate Award.

1.3 “Award Agreement” means a written agreement evidencing and reflecting the terms of an Award.

1.4 “Award Committee” means a committee appointed by the Committee in accordance with Section 3.1(b) of the Plan, and if one is appointed, then such committee shall possess all of the power and authority, and shall be authorized to take any and all actions required to be taken hereunder, and make any and all determinations required to be made hereunder, to the extent authorized by the Committee.

1.5 “Board” means the Board of Directors of the Company, as constituted from time to time.

1.6 “Change of Control” means the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:

a. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

b. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

c. the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company’s voting capital stock immediately prior to the merger or consolidation will have more than 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders’ ownership of voting capital stock of the Company immediately before the merger or consolidation;

d. the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (i) the Company, or (ii) any of its Subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over, 50% or more of the outstanding shares of the Company’s voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who were either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months before the date of such approval;

e. the date the Board determines (in its sole discretion) that based on then-currently available information, the events described in Section 1.5(d) are reasonably likely to occur; or

f. the first day after the date of this Plan when Directors are elected such that there is a change in the composition of the Board such that a majority of Directors have been members of the Board for less than twelve (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period.

1.7 “Code” means the Internal Revenue Code of 1986, as amended.

1.8 “Committee” means a committee appointed by the Board in accordance with Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

1.9 “Common Stock” means common stock of the Company, $.002 par value per Share.

1.10 “Company” means ViroPharma Incorporated.

1.11 “Director” means an individual who is a member of the Board of Directors of the Company.

1.12 “Disability” means a mental or physical disability of an Eligible Person that renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

1.13 “Eligible Person” means:

a. with respect to Awards of Incentive Stock Options, any person employed by the Company or by any of its Subsidiaries;

b. with respect to Awards of non-qualified stock options, any person employed by the Company or by any of its Subsidiaries, advisors and consultants to the Company or any Subsidiary, Directors and members of the board of directors of a Subsidiary;

c. with respect to any Award of Restricted Shares, any person employed by the Company or by any of its Subsidiaries, and Directors and members of the board of directors of a Subsidiary.

1.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.15 “Fair Market Value Per Share” means:

a. If shares of Common Stock are traded in the over-the-counter market: the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

b. If shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market: the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

c. If neither of Sections 1.14(a-b) apply, then the Fair Market Value Per Share of Common Stock shall be determined in good faith by the Board or the Committee in its sole discretion.

1.16 “Incentive Stock Option” means an Option that is an incentive stock option as described in Section 422 of the Code.

1.17 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

1.18 “Option” means an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

1.19 “Other Available Shares” means, as of any date:

a. the total number of Shares owned by a Participant; in excess of

b. the sum of:

i. the number of Shares owned by such Participant for less than six months; plus

ii. the number of Shares owned by such Participant that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

If 1.19(a) is not greater than 1.19(b), the amount of “Other Available Shares” shall be zero.

1.20 “Participant” means an Eligible Person to whom an Award is granted pursuant to the Plan.

1.21 “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

1.22 “Plan” means this ViroPharma Incorporated 2005 Stock Option and Restricted Share Plan, as amended from time to time.

1.23 “Pool” means the pool of Shares subject to the Plan, as described in Article 4, and as adjusted in accordance with Article 7 of the Plan.

1.24 “Restricted Shares” means Shares that are subject to restrictions pursuant to Article 6 of the Plan.

1.25 “Securities Act” means the Securities Act of 1933, as amended.

1.26 “Shares” means shares of Common Stock including, without limitation, Restricted Shares.

1.27 “Subsidiary” means a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

2.	Participation

Subject to the terms of the Plan, the Board, the Committee or the Award Committee (i) will select Participants from among the Eligible Persons and (ii) may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board, the Committee or the Award Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3.	Administration

3.1 Procedure.

(a) Committee. The Board shall administer the Plan. The Board may at any time appoint a Committee of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b) Award Committee. To the extent authorized by the Board, the Committee may at any time appoint an Award Committee of at least two officers of the Company to administer the Plan on behalf of the Committee to the fullest extent allowed by law subject to such terms, conditions and limitations as the Committee may prescribe. Members of the Award Committee shall serve for such period of time as the Committee may determine. Members of the Award Committee who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Award Committee during which action is taken with respect to an Award to himself or herself. From time to time the Committee may increase the size of the Award Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Award Committee and thereafter directly administer the Plan.

3.2 Powers. Subject to the provisions of the Plan:

(a) The Board or, to the extent delegated by the Board, the Committee shall have the authority, in its discretion:

1. to make Awards to any Eligible Person;

2. to determine the Fair Market Value Per Share;

3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

5. to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

6. to prescribe, amend and rescind rules and regulations relating to the Plan;

7. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

8. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

9. to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares;

10. to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares;

11. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or Award Agreements; and

12. to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

(b) To the fullest extent allowed by applicable law and subject to the scope of authority delegated by the Board and/or the Committee, the Award Committee shall have the authority, in its discretion:

1. to make Awards to any Eligible Person who is employed by the Company or any Subsidiary;

2. to determine the Fair Market Value Per Share;

3. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

4. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

5. subject to the limitations set forth in Section 3.2(b)(1), to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

6. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

7. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee; and

8. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or Award Agreements.

3.3 Effect of Decisions. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan.

3.4 Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4.	Stock Subject to the Plan

4.1 Subject to the provisions of this Article 4 and the provisions of Article 7 of the Plan, no more than 850,000 Shares of Common Stock (collectively, the “Pool”), may be awarded and sold under the Plan. No more than 250,000 Shares of Common Stock may be awarded and sold (or, in the case of Restricted Shares with no purchase price, granted) under the Plan to any individual Participant. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. Without limiting the generality of this Section 4.1, any number of the maximum number of Shares reserved for issuance hereunder may be subject to Incentive Stock Options or non-qualified stock options or any combination thereof. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share is canceled, repurchased or forfeited for any reason, that Share will again become available for grant under the Plan.

4.2 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5.	Terms and Conditions of Options

5.1 Option Awards. Options may be granted either alone or in conjunction with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

5.2 Option Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

a. Number of Shares. The Award Agreement shall state the number of Shares subject to the Option, which shall not include fractional Shares.

b. Option Price. The price per Share payable on the exercise of any Option shall be stated in the Award Agreement and shall be no less than the Fair Market Value Per Share on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse. Notwithstanding the foregoing, if an Incentive Stock Option is awarded under this Plan to any person who, at the time of the award of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share on the date such Option is awarded. Neither the Board nor the Committee may reprice any outstanding Options.

c. Form of Option. The Award Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

5.3 Consideration. The Board or the Committee shall determine the method of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Option price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

5.4 Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board, the Committee, or the Award Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 7 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

5.5 Term and Vesting of Options.

a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

b. Notwithstanding any other provision of this Plan, no Option shall be: (i) awarded under this Plan after ten (10) years from the date on which this Plan is approved by the Company’s stockholders, or (ii) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company’s stock, the foregoing clause (iii) shall be deemed modified by substituting “five (5) years” for the term “ten (10) years” that appears therein.

c. No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company and of any Subsidiary that are Incentive Stock Option plans within the meaning of Section 422 of the Code.

d. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

e. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

5.6 Termination of Options.

a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board, the Committee, or the Award Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant’s employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant’s death subsequent to termination of employment or such other relationship, by the Participant’s executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant’s termination.

Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant’s relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided however, that if such Participant dies following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant’s death by such Participant’s executor(s) or administrator(s).

c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant’s Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

d. Options may be terminated at any time by agreement between the Company and the Participant.

5.7 Forfeiture.

a. Termination for Cause. Notwithstanding any other provision of this Plan, if the Participant’s employment or engagement is terminated by the Company, and the Board, the Committee, or the Award Committee makes a determination that the Participant:

i. has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

ii. has been convicted of a felony;

iii. has disclosed trade secrets or confidential information of the Company; or

iv. has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company’s discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

b. Non-Competition. Notwithstanding any other provision of this Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, a Participant who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event a Participant who is a consultant or advisor has entered into an agreement with the Company that contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

6.	Terms and Conditions of Restricted Shares

6.1 Restricted Share Awards. Restricted Shares may be granted either alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board, the Committee, or the Award Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board, the Committee, or the Award Committee and shall be evidenced by an Award Agreement in such form as the Board, the Committee, or the Award Committee may from time to time determine. The Board, the Committee, or the Award Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

6.2 Restricted Share Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

a. Number of Shares. The Award Agreement shall state the number of Restricted Shares subject to the Award, which shall not include fractional Shares.

b. Price. The price per Restricted Share, if any, and the time of payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

The Award Agreement may contain such other provisions as the Board, the Committee, or the Award Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

6.3 Consideration. The Board or the Committee shall determine the method of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Restricted Share price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Share price; provided further, that the Restricted Share price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

6.4 Restricted Share Certificates and Legends. A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCORPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

6.5 Restrictions and Conditions. Restricted Shares awarded pursuant to this Article 6 will be subject to the following restrictions and conditions:

a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board, the Committee, or the Award Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board, the Committee, or the Award Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(i) or Article 12 (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

b. During the Restriction Period, the Participant will be entitled to receive any cash distributions or dividends paid with respect to Restricted Shares and will be entitled to vote such Restricted Shares. Consistent with Article 7, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to Restricted Shares, but such securities will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(i) or Article 12, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section 6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).

6.6 Forfeiture.

a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant’s employment or other relationship with the Company for any reason, all of that Participant’s Restricted Shares then subject to a Restriction Period will be forfeited.

b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant’s Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company’s discretion).

7.	Adjustments

7.1 Subject to required action by the stockholders, if any, the number of Shares that may be granted under this Plan, including the individual limit specified in Article 4, and the number of Shares subject to outstanding Awards of Options and Restricted Shares and the exercise or, if applicable, purchase prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

7.2 No fractional Shares shall be issuable on account of any action mentioned in Section 7.1, and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status as such without the consent of the Participant.

8.	Time of Award

The date of an Award shall, for all purposes, be the date which the Board, the Committee, or the Award Committee specifies when the Board, the Committee, or the Award Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

9.	Modification, Extension and Renewal of Award

Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing: (a) no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an “Incentive Stock Option” within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

10.	Purchase for Investment and Other Restrictions

10.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

10.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

11.	Transferability

No Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant’s rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant’s legal guardian or representative.

12.	Change of Control

12.1 Discontinuation of Plan and Non-Substitution of Shares. Notwithstanding anything to the contrary set forth in this Plan other than Section 12.3, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and restrictions on Restricted Shares shall lift, as follows:

a. if the Participant has been employed by the Company or a Subsidiary or has been a Director for at least two years as of the Change of Control, then: (i) all of the Participant’s unvested Options shall be fully and immediately vested and exercisable, and (ii) the restrictions on all of the Participant’s Restricted Shares shall lapse and the Shares shall become nonforfeitable; and

b. if the Participant has been employed by the Company or a Subsidiary or has been a Director for less than two years as of the Change of Control, then: (i) fifty percent (50%) of the Participant’s unvested Options as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited, and (ii) the restrictions on fifty percent (50%) of all of the Participant’s Restricted Shares subject to a Restriction Period as of the date of the Change of Control shall lapse and the remaining portion of such Restricted Shares shall be forfeited.

12.2 Continuation of Plan or Substitution of Shares. If there is a Change of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lift as follows:

a. if a Participant who is employed by the Company is not offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Participant as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lifted in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and

b. if any Participant is offered substantially equivalent employment or service with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the Participant’s employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lifted at the date of the Participant’s termination of employment in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

12.3 Notwithstanding Sections 12.1 and 12.2 hereof, any Participant who is a “disqualified individual,” as that term is defined in Section 280G(c) of the Code, shall be notified by the Board or the Committee of any event that may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable before the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Award after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing before the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

12.4 In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change in Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

13.	Amendment of the Plan

Insofar as permitted by law and the Plan, and subject to Section 15.2, the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that the Incentive Stock Options, non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws.

14.	Application of Funds

The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

15.	Approval of the Plan

15.1 Effective Date of Plan. The Plan shall become effective on the date that it is approved by the Company’s stockholders.

15.2 Stockholder Approval of Certain Amendments.

a. If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Awards may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Awards with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

b. If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

c. Section 5.2(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value or to permit outstanding Options to be repriced unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy).

16.	Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Shares unless the exercise of such Option or grant of such Restricted Shares and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

17.	Reservation of Shares

17.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.	Taxes, Fees, Expenses and Withholding of Taxes

18.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and Restricted Shares and/or the issue and transfer of Shares pursuant to the exercise of Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

18.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares and the exercise of Options is conditioned upon the Company’s reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of: the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares, or the sale of Shares. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the rights associated with such Award), as a condition of the exercise of an Option or grant of Restricted Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company’s satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company. With respect to Restricted Shares, the minimum required withholding obligations may be settled in Shares that are part of the Award that gives rise to the withholding requirement.

19.	Miscellaneous

19.1 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option or granted pursuant to an Award of Restricted Shares to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

19.2 No Enlargement of Participant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

19.3 Information to Participants. The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

19.4 Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

19.5 Section Headings. The descriptive headings of this Plan are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

19.6 Invalid Provisions. If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

19.7 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.

Executed this 9th day of February, 2005.

[Corporate Seal]		VIROPHARMA INCORPORATED

Attest:	/s/ THOMAS F. DOYLE	By:	/s/ MICHEL DE ROSEN

VIROPHARMA INCORPORATED

2005 Annual Meeting of Stockholders – May 20, 2005

SOLICITED ON BEHALF OF THE COMPANY AND APPROVED

BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michel de Rosen and Thomas F. Doyle, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of ViroPharma Incorporated to be held on May 20, 2005 and at any postponement or adjournment thereof, and to vote all of the shares of ViroPharma Incorporated that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

ELECTION OF CLASS III DIRECTORS FOR A TERM OF THREE YEARS:

01 - Frank Baldino, Jr., Ph.D.	FOR ☐	WITHHOLD AUTHORITY ☐

ADOPTION OF 2005 STOCK OPTION AND RESTRICTED SHARE PLAN:

FOR ☐	AGAINST ☐	ABSTAIN ☐

(Please date and sign on reverse side)

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(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as director of the nominee named on this proxy card, and FOR the adoption of the 2005 Stock Option and Restricted Share Plan.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Receipt of the Company’s 2004 Annual Report and the Notice of the 2005 Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.

Date: , 2005

Signature (s)

Please sign your name exactly as it appears hereon, indicating any official position or representative capacity. If Shares are registered in more than one name, all owners must sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

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YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at

1-866-626-4508 on a touch-tone telephone

OR

2.	VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

    Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.